Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:           Bombardier Credit Receivables Corporation:
              Bombardier Receivables Master Trust I

Ladies and Gentlemen:

On behalf of Bombardier Credit Receivables Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the Bombardier Receivables Master Trust I, and deliver to you herewith the following documents:

              One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
President
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported): March 29, 2002


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   (Depositor)
               (Exact name of registrant as specified in its charter)


                                   on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824

                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1 (collectively, the Certificates) of the Bombardier Receivables Master Trust I (the Trust) on March 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference. In addition, information concerning the (i) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust, (ii) amounts payable on account of the Variable Funding Certificate, and (iii) Monthly Servicing Fee payable on account of the Variable Funding Certificate is contained in the schedule attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on March 15, 2002 on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending February 28, 2002, (ii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period, and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                    /s/Robert Gillespie
                                    Name: Robert Gillespie
                                    Title:  President

Dated: March 29, 2002

                                  EXHIBIT INDEX

Exhibit No. Page # Description

99.1        5    Distribution Date Statement relating to interest
                 distributions made on March 15, 2002 on the Floating
                 Class A Asset Backed Certificates, Series 2000-1 and the
                 Floating Rate Class B Asset Backed Certificates, Series 2000-1


99.2        8    Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                 Funding Certificate for the Collection Period ending
                 February 28, 2002 (ii) the aggregate amount of principal collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                 Fee payable on account of the Variable Funding Certificate for such Collection Period.

EXHIBIT 99.1 DISTRIBUTION DATE STATEMENT  Series 2000-1

Distribution Date:                                                  03/15/02
1 Amount of principal paid or distributed:
  (a) Class A Certificates:                                                                                                    0.00
  per $1,000 original principal amount of Class A Certificates                                                                 0.00
  (b) Class B Certificates:                                                                                                    0.00
  per $1,000 original principal amount of Class B Certificates                                                                 0.00
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                            32.32%
3 Principal Allocation Percentage for such Collection Period:                                                                   N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                              587,809.83
  per $1,000 original principal amount of Class A Certificates                                                                 1.57
  (b) Class B Certificates:                                                                                               45,981.06
  per $1,000 original principal amount of Class B Certificates                                                                 1.81
5.(a) Series 2000-1 Investor Default Amount for such Distribution Date:                                                  919,743.49
6. Required Subordination Draw Amount, if any,                                                                                 0.00
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                                    0.00
    (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                             0.00
8.  (a) Amount of Class A Carryover Amount being paid or distributed                                                           0.00
     (b)  Balance:                                                                                                             0.00
   Distributed per $1,000 original principal amount of Class A Certificates                                                    0.00
9.  (a) Amount of Class B Carryover Amount being paid or distributed                                                           0.00
    (b)  Balance:                                                                                                              0.00
   Distributed per $1,000 original principal amount of Class B Certificates                                                    0.00
10. Pool Balance at end of related Collection Period                                                                  1,225,935,379
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                             374,600,000
  (b) Outstanding principal amount of Class B Certificates:                                                              25,400,000
  (c) Certificate Balance:                                                                                              400,000,000
  (d) Pool Factor for Class A Certificates:                                                                           1.00000000000
  (e) Pool Factor for Class B Certificates:                                                                           1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                             1.8475%
       (2)  Net Receivables Rate                                                                                              6.66%
  (b) Class A Rate:                                                                                                         2.0175%
  (c) Class B Rate:                                                                                                         2.3275%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                                666,667
      (b) Series 2000-1 Excess Servicing Fee being distributed and remaining balance (if any):                            1,035,961
      (1) Distributed:                                                                                                    1,035,961
      (2) Balance:                                                                                                             0.00
14.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                                     400,000,000
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                             23,280,423
             On this Distribution Date:                                                                                  23,280,423
16.  The Incremental Subordinated Amount on the immediately preceding Determination Date                                       0.00
             On this Distribution Date:                                                                                        0.00
17.  The Reserve Fund Balance for this Distribution Date:                                                              2,000,000.00
18.  The Excess Funding Account Balance for this Distribution Date:                                                            0.00
19.  Amount in the Excess Funding Account at the beginning of an Early Amortization Period or
       Initial Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:                                                                                                     N/A
  (b) Class B Certificates (only if Class A Certificates have been paid in full):                                               N/A
20. The minimum Collection Account balance with respect to this Distribution Date:                                     4,343,719.29
  Series 1997-1 Interest Payments on Class A Certificates                                                                236,075.21
  Series 1997-1 Interest Payments on Class B Certificates                                                                 45,939.20
  Series 1997-1 Investor Defaults (to be remitted to BCI)                                                                453,742.83
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                                235,945.24
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                                297,890.79
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                                206,900.84
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                                296,864.95
  Series 1997-2 Fees (to be remitted to ABN)                                                                              30,527.78
  Series 2000-1 Interest Payments on Class A Certificates                                                                587,809.83
  Series 2000-1 Interest Payments on Class B Certificates                                                                 45,981.06
  Series 2000-1 Investor Defaults (to be remitted to BCI)                                                                919,743.49
  Series 2001-1 Interest Payments on Class A Certificates                                                                377,840.28
  Series 2001-1 Investor Defaults (to be remitted to BCI)                                                                527,941.79
  Collection Account Investment Proceeds (to be remitted to BCI)                                                          66,247.90
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   2,922.13
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   1,054.32
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   1,026.14
  Series 2000-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   2,737.17
  Series 2001-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                   1,324.19
  Series 1997-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                                0.00
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                              684.11
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                            4,520.04
  Series 2000-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                                0.00
  Series 2001-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                                0.00
21.  An Early Amortization Event has occurred:                                                                                   NO
22.  The Servicer has elected not to extend the Initial Principal Payment Date:                                                 N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the
      average of the month-end Pool Balances for such three-month period is:                                                  0.06%
      (Annualized three month average net losses)                                                                             0.67%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                               12.75%
       A Three-Month Payment Rate Trigger has occurred:                                                                          NO
25. Receivables Rate :                                                                                                        8.66%
26. Inventory Aging of the Eligible Pool Balance as of the end of the Collection Period:
                           0-120 days                                                                                        42.06%
                          121-179 days                                                                                       15.80%
                          180-269 days                                                                                       12.89%
                          270-359 days                                                                                        7.38%
                          360-479 days                                                                                        8.27%
                          480 +                                                                                              13.60%
27. Optional removal of Receivables aged greater than 450 days during the related Collection Period                            0.00
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series at the end of the Interest Period
     as a percentage of the assets of the Trust:                                                                              0.00%
     Has an asset composition Event Occurred:                                                                                    NO
29. Amount of 491 Day Aged Receivables made Ineligible during Collection Period:                                      16,881,696.54
      Cumulative amount of 491 Day Aged Receivables made Ineligible from:

                                                                                  Aged Ineligibles  Optional Removals:  Put Limit:
          February 1, 2002 to May 31, 2002:                                        $ 21,518,844            $0         $ 100,050,047
       Has an Early Amortization Event Occurred:                                                                                 NO
30. Principal Amount of Receivables subject to a Participation Interest at end of Collection Period:                   2,593,124.29
31. Product Line Breakdown                                                                             Test Level:        Actual:
         Bombardier:                                                                                     45.00%              26.90%
         Marine:                                                                                         45.00%              32.79%
         Recreational Vehicles:                                                                          20.00%              13.95%
         CEA / Other:                                                                                    10.00%               3.37%
         Manufactured Housing:                                                                           45.00%              22.99%
         Lawn & Garden:                                                                                  10.00%               0.00%
                 Total:                                                                                                     100.00%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:                                                                                   0.00
      Industry Overconcentrations:                                                                                             0.00
      Dealer Overconcentrations:                                                                                               0.00
      Manufacturer Overconcentrations:                                                                                         0.00
                 Total Overconcentration Amounts:                                                                              0.00
33. (a) BRMT I Defaulted Amount for Collection Period:                                                                    2,845,564
     (b) BRMT I Non-Principal Collections Collection Period:                                                             10,011,079
     (c) BRMT I Principal Collections Collection Period:                                                                147,969,954
     (d) BRMT I Recovery Amount for Collection Period:                                                                    1,073,721
34. Total Defaulted Amount at end of Collection Period relating to non payment
      of at least $150 of interest due more than 90 days:                                                                         -
35. Amount of Receivable purchased by the trust at a discount during Collection Period:                                  15,433,909
36. Has an automatic Addition of Accounts Occurred:                                                                              NO
37. Pool data on Receivables added as Automatic Account Additions                                                               N/A
Prepared by: Sarah Kirker / Katie Varricchione
Bombardier Capital Inc.
Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                                                    03/15/02

For the Collection Period:                        02/01/02  through   02/28/02
Aggregate Non-Principal Collections                                                                                      10,011,079
Aggregate Principal Collections                                                                                         147,969,954
Variable Funding Percentage (unweighted)                                                                                      3.56%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                                              336,974
       Principal Collection Distributions:                                                                                5,218,181
Variable Funding Amount as of the last day of the Collection Period:                                                     26,972,620
Variable Funding Default Amount                                                                                              93,044
Monthly Servicing Fee Due                                                                                                    70,813


Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and
Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the
Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.
Prepared by: Sarah Kirker / Katie Varricchione
Bombardier Capital Inc.